Exhibit 10.16

Tenancy Agreement

Landlord (Party A): Dongguan Huangjiang Town Introduction Company
As agent and authorized representative Dongguan Huangjiang Material Company

Tenant (Party B): Philips Semiconductors (Guangdong) Co., Ltd.

Scope of tenancy and rental

Article 1

Party A agrees to lease to Party B the No.1 and No.2 factory premises, No.1 and No.2 dormitory buildings and the land relating thereto, office building and other relevant facilities (as specified in pink in the attached drawing, hereinafter referred to as the “Premises”).

The area of the Premises is as follows:

No.1 factory premises	5,355 square meters
No.2 factory premises	4,226 square meters
No.1 dormitory building	2,298 square meters
No.2 dormitory building	2,298 square meters
office building	1,177 square meters
security room	13 square meters
goods region	267 square meters
total:	15,634 square meters

The rental of the Premises is RMB YUAN 7.5 per square meter per month. The monthly rental is RMB YUAN 117,255.

In addition, the parties hereby confirm that, Party B may be free to charge use the rooftop of the Premises during the term hereof (provided that such sue shall conform to the relevant provisions).

Article 2

The land with area of 4,656 square meters between the factory premises and the dormitory buildings and the land of west side of the factory premises with area of 600 square meters (as specified in yellow in the attached drawing) will be provided to Party B for use free of charge during the term hereof.

Party A shall, at its cost, be responsible for paving such lands into cement floor, expect for the green belt as specified in the attached drawing.

Party B shall, at its cost, be responsible for planting trees and grasses on such green belt.

Article 3

Party A shall lease to party B another land with area of 5,000 square meters (as specified in green in the attached drawing) subject to the annual rental RMB YUAN 100,000.

Article 4

The land with area of 9,000 square meters (as specified in blue in the attached drawing) located before the Premises will be provided to Party B for use during the term hereof, and Party B has right to at any time give six months’ prior notice to return such land to Party A. Upon the expiry of such period of six months and the return of the Premises, Party B needn’t pay any land use fee or rental for such land.

The parties hereto agree that such land is reserved for purpose of construction extension by Party B. During the first four year of the term hereof, Party B has right to use such reserved land free of charge. However, prior to construction of any building on such land, Party B shall, at its cost, plant trees and grasses or construct temporary leisure facilities and complete the same within six months after commencement of the factory productions.

Upon the expiry of such four years, if such land is not used for construction of any building or if the floor space is less than 2,000 square meters and the floor area is less than 4,000 square meters, Party A may collect the land use fee amounting to RMB YUAN 1.2 per square meter per month for such land, until Party B constructs the building specified in the following paragraphs. Therefore, the monthly rental shall be RMB YUAN 10,800 (i.e. 9,000 square meters multiplied by RMB YUAN 1.2).

If such land is not used for construction of any building or if the floor space is less than 3,000 square meters but more than 2,000 square meters and the floor area is less than 6,000 square meters but more than 4,000 square meters, Party A may collect the land use fee amounting to RMB YUAN 0.6 per square meter per month for such land, until Party B constructs the building specified in the following paragraphs. Therefore, the monthly rental shall be RMB YUAN 5,400 (i.e. 9,000 square meters multiplied by RMB YUAN 0.6).

If such land is not used for construction of any building or if the floor space is not less than 3,000 square meters and the floor area is not less than 6,000 square meters, the fee shall be collected subject to the following method:

a.                                       If the building is constructed by Party B, it shall pay the land use fee to Party A in the amount of RMB YUAN 20 per square meter per year. The annual fee is RMB YUAN 180,000. If Party B decides to purchase such land, the parties hereto shall make transaction pursuant to the current market price.

b.                                      If the building is constructed by Party A, Party B shall pay the rental to Party A pursuant to the usable area of such building and needn’t pay the land use fee. The rental per square meter per month shall be determined pursuant to the current market lease price of the factory premises and the dormitory buildings.

Rent-free period

Article 5

Notwithstanding the above provisions, Party B has right to free of charge occupy and use the premises and land hereunder during the following period:

No.1 factory premises	Three months’ rent-free period
No.1 dormitory building	Three months’ rent-free period
No.2 factory premises	Six months’ rent-free period
No.2 dormitory building	Six months’ rent-free period
Land with area of 5,000 square meters	Twelve months’ rent-free period
Other buildings	Three months’ rent-free period

Adjustment and payment of rental

Article 6

The rental shall be fixed for the first five year of the term hereof and thereafter the rental for each four-year period shall increase by 10%.

Such land use fee shall be fixed for the first five year from the date payable and thereafter the rental for each four-year period shall increase by 10%.

Article 7

The rental payable and the land use fee shall be remitted to the amount of Party A on or before the seventh day of each month.

Article 8

If Party B fails to pay the rental and the land use fee seven days from the due date, it shall pay the penalty amounting to 0.1% of the relevant sum per day.

If Party B fails to pay the rental for more than three months, Party A has right to terminate this Agreement.

Term of tenancy

Article 9

The tenancy hereunder shall be a period of thirteen years, commencing on expiry of thirty days from the date of Party B receiving its business license. Party B has right to give six months’ prior written notice to Party A at any time after expiry of the first five year of the tenancy term hereunder. In this case, Party B shall pay Party A the early termination penalty equal to three months’ rental and the land use fee hereunder upon early termination hereof.

Article 10

If Party B desires to renew the tenancy hereunder upon expiry of the term hereunder, Party A shall discuss the renewal with Party B in good faith. Party A agrees that Party B has the priority to lease the renewal under the same conditions.

Deposit

Article 11

In order to ensure that Party B may abide by the provisions hereof, Party B agrees to pay RMB YUAN 214,200 to Party A as the deposit upon the signature hereof.

Party A shall refund to Party B the amount of the deposit hereunder without interest upon expiry or early termination hereof. If Party B is in breach hereof, Party A has right to deduct reasonable amount from the deposit to make up the actual loss incurred to Party A due to such breach.

Delivery of the Premises and the land

Article 12

Party A shall deliver the Premises and the land to Party B from the commencement date of the tenancy hereunder. If Party A delays in the delivery, the commencement date of the tenancy and the rent-free period shall be postponed correspondingly.

If Party A fails to delivery the Premises and the land within thirty days from the commencement date of the tenancy hereunder, Party B has right to immediately terminate this Agreement. In this case, Party A shall refund to Party B the amount of the deposit hereunder without deduction, and pay Party B a penalty amounting to the deposit.

Power supply

Article 13

Party A shall bear the fee of capacity increase of 600 kilovolt ampere. However, Party B shall bear the electricity, equipment and facility fees and installation fees thereof, and the fee of capacity increase of over 600 kilovolt ampere.

Article 14

Party A shall at its cost be responsible for installing high voltage cable located ten meters away from the transformer room (as specified in the attached drawing).

Article 15

Party A undertakes that, the power supply of Huangjiang shall generally be stable, except for Force Majeure and conventional maintenances of power station (such maintenances shall be generally four times per year and the total time of power cut will not exceed 24 hours).

Water supply

Article 16

Party A shall at its cost be responsible for installing tap water pipe from the public water pipe location to the place located ten meters away from the bounding wall of the Premises (as specified in the attached drawing).

Party B shall bear the fee of connecting the water pipe into the Premises and installing water meter.

Article 17

The application for water installation fee shall averagely be shared by the parties hereto.

Fireproofing facilities

Article 18

Party B shall at its cost be responsible for installation of the fireproofing facilities factory premises and dormitory buildings and for the relevant work (according to the relevant provisions of Fire Control Law of the People’s Republic of China)

Other facilities

Article 19

Party A shall at its cost be responsible for the following constructions:

a) The bounding wall of the Premises and the land;

b) Septic tank; and

c) Dependent toilets of each room of No.1 and No.2 dormitory buildings;

d) Reconstruction of toilets and goods region of the factory premises (subject to the design of Party B); and

e) Connection the passage building of No.1 factory premises and No.2 factory premises.

Road

Article 20

Between the north side of No.1 dormitory building and the bounding wall of the power factory mentioned above, Party A shall at its cost be responsible for construction of a road with seven meter width according to the program determined by Party B, to connect the main road of the industrial district with the Premises.

Article 21

All road constructions shall be conducted as per the first-class road surface. Party A shall provide the certificate of road inspection and acceptance to Party B.

Party A’s obligations

Article 22

Party A shall complete all the installations and constructions prior to the tenancy commencement date. If Party A fails to complete such work wholly or partially, Party B has right to at its cost complete the remaining work and deduct the relevant fee from the rental and land use fee payable by Party B.

In addition, such installations and constructions shall conform to the provisions of Chinese government authorities concerning quality and safety standards.

If any of such installations and constructions fails to meet the relevant quality and safety standards, Party A shall be responsible for repairing and remedying all the defects and assume all the losses resulting therefrom.

Article 23

Party A shall provide suggestions and assistances for all kinds of applications and administrative procedures of Chinese government authorities such as the customs, the taxation bureau, etc. especially in the initial period of Party B’s business.

Article 24

Party A shall deliver to Party B the Premises and the land in good and clear condition according to the detailed structure drawing attached hereto.

Article 25

Party A may not repossess the Premises and the land during the tenancy term hereof (except as otherwise provided herein).

Article 26

Party B has right to peacefully use the Premises and the land without disturbance by Party A (except for normal contact and subject to the provisions of the laws of the People’s Republic of China) during the term hereof, provided that Party B pays the rental and perform its obligations hereunder.

Article 27

In the case of any loss or damage of the Premises or the land or any part thereof arising from force majeure or inherent structure during the term hereof, the payment of the rental and the land use fee or reasonable part thereof according to the features and degree of such loss or damage may be suspended, until Party A reconstructs, or restores to the original situation, the Premises or the land. If Party A fails to remedy the same upon the expiry of two (2) months from the date of such loss or damage, Party B has right to give seven (7) days’ prior notice to Party A to terminate this Agreement.

Article 28

Party A hereby represents and warrants that, it has the lawful status and right to lease the Premises and the land to Party B, and that it has obtained all the approvals from Chinese authorities (including the governmental approvals and the consent of the mortgagee, if applicable) concerning this Agreement and the lease of the Premises and the land to Party B. In the case of any error or violation of such representations and warranties hereunder, Party A shall indemnify all the actual losses and damages incurred to Party B.

Party A shall provide Party B with the certified copies of the land use certificate, ownership certificate, authorization letter (if any), its business license, acceptance certificate, and other relevant documents for purpose of filing.

Article 29

In the case of whole or partial transfer of the ownership of the Premises and the land or any event that may affect Party B’s use thereof during the term hereof, Party A shall guarantee that the transferee or third party that may affect Party B’s rights and interests hereunder can continue to perform this Agreement. If any of Party B’s rights and interests hereunder is affected by such transferee or third party, Party A shall indemnify all the actual losses and damages incurred to Party B.

Article 30

Party A warrants that No.1 and No.2 factory premises can be used for industrial purpose and that No.1 and No.2 dormitory buildings can be used for residential purpose in accordance with the laws and regulations of the People’s Republic of China. Party A further warrants that, the bearing capacity of No.1 and No.2 factory premises is 600kg per square meter and the bearing capacity of No.1 and No.2 dormitory buildings is 200kg per square meter. If Party A is in breach of such warranties, it shall indemnify all the actual losses and damages incurred to Party B.

Article 31

Party A shall pay all the taxes relating to the Premises and the land hereunder. Party A especially undertakes that the business tax levied on the rental, land use fee and house tax shall be borne by it.

Article 32

Party A shall be responsible for any structural defect and inherent defect of the Premises and the land and other facilities provided by it hereunder, provide necessary repair of such defect and assume the responsibility for the loss arising from such defect. However, Party A will assume no liability for any loss arising from such defect due to Party B’s overloaded equipment or improper use thereof.

Party A expressly agrees to be responsible for repair for any structural defect and inherent defect of the following facilities (if only they are provided by Party A):

a) Wall and windows of the Premises;

b) The bounding wall of the Premises and the land;

c) Drainage and blow-down systems;

d) Roads; and

e) Power supply facilities

Party B’s obligations

Article 33

Party B shall pay the rental and land use fee on time according to the provisions hereof.

Article 34

Party B has right to make nonstructural alteration of the Premises.

Article 35

Party B may not alter the purpose of the Premises without the prior consent of Party A. In the case of any damage of the Premises and relevant facilities due to Party B’s negligence or fault or improper use thereof, Party B shall restore the same to the situation of commencement of the tenancy (except normal wear and tear, structural defect and inherent defect, and damage due to Force Majeure). If Party B is in breach of this clause, it shall make indemnification according to Article 41 herein.

Article 36

Party B may not assign or sublease the Premises to third party other than Party B’s branch or affiliate without the prior consent of Party A.

Article 37

Upon the termination hereof, Party B shall restore the Premises, the land and the facilities hereunder to the situation of commencement of the tenancy (except normal wear and tear, structural defect and inherent defect, and damage due to Force Majeure). However, Party B will assume no liability for removing any device or equipment attached to the Premises, any building reserved on the land (if any), and any device or equipment attached to such building (such as the device or equipment specified in Appendix A hereto).

Article 38

Party B shall develop its business within the scope of the Premises and the land according to the approval of Chinese government, pay the taxes and charges, and observe Chinese laws and policies. Otherwise, Party B shall assume the full responsibilities.

Article 39

Unless as otherwise provided herein, Party B shall at its cost make daily maintenance for the Premises and facilities attached thereto (except for structural defect and inherent defect, and damage due to Force Majeure).

Article 40

During the term hereof, Party B may use the Premises and the land but not have the ownership thereof. Party B may not use the Premises and the land for purposes of mortgage or repayment of debts. All the debts incurred to Party B during its business period shall have no relationship with Party A.

Miscellaneous provisions

Article 41

Either party’s failure to perform its obligations hereunder shall constitute breach hereof. The parties agree that the breaching party shall indemnify all the direct losses and damages incurred to the other party (excluding for indirect losses and damages).

Article 42

This Agreement shall be governed by and interpreted in accordance with the laws of the People’s Republic of China.

Article 43

The parties hereto shall resolve all the disputes relating to this Agreement through friendly negotiations. If the parties hereto fail to reach an agreement for any such dispute within fifteen (15) days, such dispute shall be finally settled by China International Economic and Trade Arbitration Commission Shenzhen Branch for arbitration in accordance with the arbitration rules of such Commission (“CIETAC Rules”) (“Arbitration”), CIETAC Rules shall be regarded as integral part hereof. The laws applicable for the Arbitration shall be the laws of the People’s Republic of China. The arbitrators shall be appointed in accordance with the CIETAC Rules, i.e, the parties shall respectively appoint one arbitrator. The said two appointed arbitrators shall jointly appoint the third arbitrator. The language of the Arbitration shall be Chinese.

Article 44

The Appendixes hereto shall be integral part hereof and have the same effect as this Agreement.

Article 45

All the matter not provided for herein shall be settled through negotiations between the parties hereto.

Article 46

This Agreement is made in Chinese and English. In the case of any conflict between the Chinese and English versions, the Chinese version shall prevail.

Article 47

This Agreement shall come into effect upon of the signature by the parties hereto, notarization by the notary organ, and registration with the real estate administration bureau. Unless as otherwise provided herein, this Agreement may not be amended or terminated without the consent of the parties hereto. This Agreement is made in six counterparts, two of which each party holds, one of which is delivered to the notary organ and one of which is delivered to the real estate administration bureau. The fees of notarization and registration shall be averagely shared by the parties hereto.

Article 48

Each party shall bear the legal fees incurred to it arising from the preparation, discussion and signature hereof.

This Agreement is signed on February 15, 2000.

Landlord (Party A): Dongguan Huangjiang Town Introduction Company

As agent and authorized representative of Dongguan Huangjiang Material Company

Signature:

Title:

Seal:

Tenant (Party B): Philips Semiconductors (Guangdong) Co., Ltd.

Signature:

Title:

Seal:

The notary organ: Dongguan Huangjiang Town Law Service Firm

The real estate administration bureau:

Appendixes:

Appendix A: Plane diagram

Appendix B: Detailed structure drawing

This Agreement is signed on September 26, 2003.

Landlord (Party A): Dongguan Huangjiang Town Introduction Company

Signature:

Title:

Seal:

Tenant (Party B): Philips Semiconductors (Guangdong) Co., Ltd.

Signature:

Title:

Seal:

The notary organ:

The real estate administration bureau:

Appendixes:

Appendix A: Plane diagram

Appendix B: Loading capacity of the Premises

Appendix B: Loading capacity of the Premises

Office building	Floor Roofing Cantilever platform	200 kg/sq.m 150 kg/sq.m 250 kg/sq.m
Factory premises	Floor Warehouse platform Roofing Machine room Crossover Large-scale equipments are supported on the girders	1000 kg/sq.m 2000 kg/sq.m 300 kg/sq.m 700 kg/sq.m (lift machine room) 250 kg/sq.m
Refectory	Floor Roofing	300 kg/sq.m 150 kg/sq.m

PHILIPS

Lion-IT 07

05:18pm Sep. 19, 2006

To Karen Chen/TPE/PTW/PHILIPS@PHILIPS

cc caroline.rodenburg@nl.ey.com

bcc

Subject Lease agreements

Classification Unclassified

Dear Karen,

As discussed, please kindly deliver signed release agreements of NXP for building C and Kaohslung.

Thank you for your support.

Magda Bartos and Caroline Rodenburg

Building and Land Detailed List-PEBEI-PSK	Ref: J-TW Date: 2006-2-10

KUSD    KUSD

Item	Building(B)/ Land(L)	Location	Ownership Certification	Construction No.	Area (square feet)	Book value	Accumulated depreciation	Owned/ Rent	Legal entity	Contract No	Duration		Building condition	Improve Plan
22	B-C4-B2-8F	C4			204,347	8,388	6,585	Rent	NEPZ	F&A-027	10 years till 2010		Good	No
23	B-W1-B1-106	W1			10,254	421	330	Rent	NEPZ		1 year		Good	No
24	B-W1-B1-108	W1			10,351	425	334	Rent	NEPZ		1 year		Good	No
25	B-W1-B1-110	W1			10,245	421	330	Rent	FUKO garment	EBR-0121 -2004-020	3 years till 2007		Good	No
26	L-CL101	W1-C5			710			Rent	NEPZ	F&A-018	10 years till 2010	*
27	L-CL102	C4			30,698			Rent	NEPZ	F&A-018	10 years till 2010	*
28	L-CL012	C5			191,162			Rent	NEPZ	F&A-018	10 years till 2008	*
29	L-AL071	W3			7,898			Rent	NEPZ	F&A-032	10 years till 2014	*
30	L-AL066	W2			8,554			Rent	NEPZ	EBR-0121 -2005-055	10 years till 2015	*
31	L-AL082	W2			8,554			Rent	NEPZ	F&A-033	10 years till 2015	*
32	L-AL081	W2			8,554			Rent	NEPZ	F&A-033	10 years till 2015	*
33	L-AL020	W2			15,796			Rent	NEPZ	EBR-0121 -2005-044	10 years till 2015	*
34	L-AL086	W2			15,796			Rent	NEPZ	F&A-040	10 years till 2015	*
35	L-AL026	W2			14,483			Rent	NEPZ	F&A-018	10 years till 2014	*
36	L-AL106	W2			7,241			Rent	NEPZ	EBR-0121 -2005-034	10 years till 2015	*
37	L-AL100	W2			7,241			Rent	NEPZ	F&A-018	10 years till 2015	*
38	L-AL012	W1			14,461			Rent	NEPZ	F&A-018	10 years till 2009	*
39	L-AL087	W1			14,461			Rent	NEPZ	F&A-018	10 years till 2009	*

40	L-AL034	W1	8,500	Rent	NEPZ	EBR-0121 -2005-055	10 years till 2015*
41	L-bike shed	C5	2,550	Rent	NEPZ	EBR-0121 -2005-021	1 year
42	L-bike shed	W3	2,291	Rent	NEPZ	EBR-0121 -2005-022	1 year
43
44
45
46
47
48
49
50
51
52	Total Building		814,119
	Total Land		358,953